                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant /X/

     Filed by a party other than the registrant / /

     Check the appropriate box:

     / / Preliminary proxy statement        / / Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))

     /X/ Definitive proxy statement

     / / Definitive additional materials

     / / Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                        DYNA GROUP INTERNATIONAL, INC.
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                        DYNA GROUP INTERNATIONAL, INC.
- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

     /X/ $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2)
or Item 22(a)(2) of Schedule 14A.

     / / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

     / / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
0-11.

     (1) Title of each class of securities to which transaction applies:

- --------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

- --------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

- --------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

- --------------------------------------------------------------------------------

     (5) Total fee paid:

- --------------------------------------------------------------------------------

     / / Fee paid previously with preliminary materials.

- --------------------------------------------------------------------------------

     / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

- --------------------------------------------------------------------------------

     (2) Form, schedule or registration statement no.:

- --------------------------------------------------------------------------------

     (3) Filing party:

- --------------------------------------------------------------------------------

     (4) Date filed:

- --------------------------------------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JULY 13, 1995

TO THE STOCKHOLDERS OF DYNA GROUP INTERNATIONAL, INC.

The Annual Meeting of Stockholders of DYNA GROUP INTERNATIONAL, INC. will be held Thursday, July 13, 1995 at the Company's Headquarter Offices, 1801 W. 16th Street, Broadview, Illinois at 10:00 a.m. C.D.S.T. for the following purpose:

  (1) to elect three directors until the next Annual Meeting of Stockholders and until their successor shall have been elected and qualified.

Only stockholders of record at the close of business on May 31, 1995 will be entitled to notice of, and vote at, the meeting.

                                       By Order of the Board of Directors

Broadview, Illinois                    /S/JEFFREY L. SMITH
June 6, 1995                           -----------------------
                                       Secretary

                         DYNA GROUP INTERNATIONAL, INC.
                              1801 W. 16th Street
                              Broadview, IL. 60153
                    (Address of Principal Executive Office)

               PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS
                            To be Held July 13, 1995

                                    GENERAL

SOLICITATION OF PROXIES

This Proxy Statement is furnished to the stockholders of Dyna Group International, Inc., a Nevada Corporation ("the "Company), in connection with the solicitation by and on behalf of the Board of Directors of proxies to be voted at an Annual Meeting of Stockholders of the Company. In addition to solicitation of proxies by use of mails, proxies may be solicited by the officers and regular employees of the Company, without remuneration, by telephone, telegraph, cable or personal interview. The Company will bear all costs of solicitation. The Company will also request brokerage houses, nominees, custodians and fiduciaries to forward proxy material to the beneficial owners of shares held of record by them and reimburse their expenses.

The approximate date on which this Proxy Statement and accompanying Proxy will first be sent or given to stockholders is June 6, 1995.

TIME AND PLACE OF MEETING

The Annual Meeting of Stockholders will be held at the Company's Executive Office, 1801 W. 16th Street, Broadview, Illinois at 10:00 a.m., Central Daylight Savings Time on July 13, 1995. A copy of the notice of meeting accompanies this Proxy Statement.

SECURITIES ENTITLED TO VOTE AND RECORD DATE

The Board of Directors has fixed the close of business on May 31, 1995 as the date for determining stockholders entitled to receive notice of and to vote at, the Annual Meeting. On that date the Company had 7,465,147 shares of Common Stock outstanding, which are the only securities of the Company entitled to vote at the stockholders meeting. Stockholders on that date will be entitled to notice and will be entitled to one vote for each share held of record on such record date.

REVOCABILITY OF PROXY

Stockholders who execute proxies may revoke them by giving written notice to the Secretary of the Company at any time before such proxies are voted. Attendance at the meeting shall not have the effect of revoking a proxy unless the stockholder so attending shall, in writing, so notify the Secretary of the meeting at any time prior to the voting of the proxy.

All proxies received pursuant to this solicitation will be voted except as to matters where authority to vote is specifically withheld and, where a choice is specific as to the proposal, they will be voted in accordance with such specification. If no instructions are given, the persons named in the proxy solicited by the Board of Directors of the Company intend to vote for the nominees for election as directors of the Company listed below.

                             ELECTION OF DIRECTORS

Three directors are to be elected at the meeting for terms of one year each (subject to the Company's By-Laws). Each director shall hold office until the next Annual Meeting of Stockholders and until his respective successor shall be elected and qualified. The Company proposes that the stockholders elect Mr. Roger R. Tuttle, Mr. William M. Sandstrom and Mr. Jeffrey L. Smith to serve until the next Annual Meeting of Stockholders and until their successors are elected and qualified. Officers and Directors holding 45.88% of the Company's Common Stock will vote for the nominees as presented.

Directors of the Company will be elected by a plurality vote of the outstanding shares of Common Stock present and entitled to vote at the meeting. Directors currently are not paid any fees for attendance at meetings of The Board of Directors.

The nominees have indicated that they are willing and able to serve as directors if elected. If the nominees should become unable or unwilling to serve, it is the intention of the persons designated as proxies to vote instead, at their discretion, for such other person(s) as may be designated as nominee(s) by the Management of the Company.

The following is information with respect to the nominees and their security holdings has been furnished by them to the Company.

Name,                                      Age
- ----                                       ---         Served as                  Common Stock              Percent of
Principal                                              Director Since             Beneficially              Common Stock
Occupation and                                         --------------             Owned as of               Beneficially
Business Experience                                                               May 31 1995               Owned
- -------------------                                                               ------------              -------------

Roger R. Tuttle                            47           1986                      3,345,000 (a)              44.81%
 Chief Executive
 Officer and Chairman
 of the Board (1)

William M. Sandstrom                       48           1991                         14,000                    .19%
 Treasurer, Controller
 and Director (2)

Jeffrey L. Smith                           39           1992                         66,000                    .88%
 Secretary and
 Director (3)

All officers and
directors as a group
3 persons                                                                         3,425,000                  45.88%

(a) Includes 12,000 shares which, in December 1994, Mr. Tuttle gifted to each of his two minor children; he retains guardianship and voting rights.

All Directors of the Company serve in such capacity until the next Annual Meeting of the Company's stockholders following their election and until their successors have been elected and qualify. Subject to their contract rights as to compensation, officers may be removed with or without cause, at any time, by a majority of the Board of Directors.

(1) ROGER R. TUTTLE, has served as Chairman of the Board of Directors and Chief Executive Officer of the Company since August 1986. Mr. Tuttle served as President of Great American Products from 1974 to September 1989, and resumed that position in December, 1991. Mr. Tuttle has also served as Secretary of Great American Marketing Services from October, 1989 until September, 1992 when this subsidiary was discontinued. Further, Mr. Tuttle has served as Vice President of XLM, Inc. a subsidiary of the Company from 1984 until April, 1993 when this subsidiary was discontinued.

(2) WILLIAM M. SANDSTROM has served as Treasurer and Controller of the Company since September 1989 and Controller since 1988. Prior to this, and since 1982, Mr. Sandstrom was Director of Administration of Ashland Products Company, an injection molder of engineered thermo plastics. Mr. Sandstrom was appointed Secretary and Director in December 1991.

(3) JEFFREY L. SMITH has served as Vice President and General Manager of Great American Products since October 1991. Prior to this and since 1985 Mr. Smith served as the General Manager of Great American's retail division. Mr. Smith was appointed Secretary and Director in October 1992.


                     PRINCIPAL HOLDERS OF VOTING SECURITIES

The following table provides information as of May 26, 1995 for each person who beneficially owned more than five (5%) percent of the Company's Common Stock.

Name and Address of                                         Shares of Common Stock                Percent of
Beneficial Owners                                           Beneficially Owned                    Common Stock
- -----------------                                           ----------------------                -------------

Roger R. Tuttle                                               3,345,000                           44.81%
1801 W. 16th Street
Broadview, IL. 60153

Gerald T. Kennedy
Kennedy Capital Management, Inc.                                414,450 (1)                        5.55%
425 N New Ballas Rd. No. 181
St. Louis, Mo. 63141

(1) Based upon information provided in Schedule 13G filed with the Securities and Exchange Commission on February 13, 1995 these shares are beneficially held, with shared voting power, by Kennedy Capital Management, Inc., a registered investment advisor with discretionary accounts.

                    THE BOARD OF DIRECTORS AND ITS COMMITTEE

The Board of Directors held seven meetings in 1994 and all directors attended at least 75% of such meetings. The Board of Directors does not have an audit or nominating committee. However, the Board does have a Compensation Committee comprised of Mr. Tuttle and Mr. Smith. The Committee's duties are to review executive compensation and make recommendations to the Board concerning compensation level of officers. The Compensation Committee held no meetings in 1994.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table summarizes information concerning the compensation of the Chief Executive Officer. No other officers are included in this table as their respective aggregate compensations did not exceed $100,000.00.

                                                                          Long-Term
Name and                                      Annual                     Compensation       All Other
Principal                                  Compensation                     Stock           Compen-
Position                       Year     Salary      Bonus      Other       Options          sation

Roger R. Tuttle                1994    $133,600    $5,000     $1,959       $ -0-              N/A
Chief Executive                1993     122,000      -0-       1,725         -0-              N/A
Officer                        1992     117,645      -0-       1,924         -0-              N/A

The Company does not presently have any stock option plans, or stock bonus plans.

Directors currently are not paid any fees for attendance at meetings of the Board of Directors.

COMPENSATION PURSUANT TO PLAN

The Company has a Profit Sharing Trust for eligible employees. Employees of the Company who have completed one year of service are eligible to participate in the Trust under which the Company contributes amounts determined from time to time at its discretion. Company contributions vest in specified percentages per year commencing after 2 years and generally become fully vested after 6 years of employment with the Company. The annual contributions and forfeitures allotted to any participant may not exceed the lesser of $30,000 or 25% of the participant's total compensation. Benefits generally are payable upon death or upon the later of termination of employment with the Company or age 65. Mr. Tuttle's account balance under the trust as of the year ended December 31, 1994 was $122,531.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Company has a note payable to Mr. Tuttle which is summarized as follows:

Unsecured promissory note, due December 14, 1995,
   interest payable at prime plus 1/2%
   (9% at December 31, 1994)                              $500,000   (1)

(1) In December 1994, the Company borrowed $560,000 from a bank to repay the long-term debt due to Mr. Tuttle, concurrently Mr. Tuttle loaned the Company $500,000 as evidenced by a promissory note due December 14, 1995 with interest a prime plus 1/2 percent. The proceeds from this loan were used to reduce current indebtedness to the bank.

                                 MISCELLANEOUS

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's Officers and directors, and persons who own more than ten-percent or a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the NASD. Officers, directors and greater than ten-percent stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

To the Company's knowledge, based solely on a review of such reports furnished to the Company, or written representations from the Company's officers, directors and greater than ten-percent beneficial owners that during 1994 all section 16(a) filing requirements applicable to its officers, directors and greater than ten-percent beneficial owners were complied with.

AUDITORS

The Board of Directors has selected Arthur Andersen to serve as its Independent Auditors for the year ended December 31, 1994. A representative of that firm may be present at the Annual Meeting of Stockholders to respond to appropriate questions.

A copy of the Company's Annual Report for the year ended December 31, 1994 is included with this Proxy Statement.

STOCKHOLDER PROPOSALS FOR NEXT YEAR

Any stockholder desiring to submit any proposal for consideration at the Company's Annual Meeting of Stockholders for the fiscal year ending December 31, 1995 must deliver such proposal to the Company's offices no later than January 31, 1996.

THER BUSINESS

The Board of Directors know of no business that will come before the meeting for action except as described in the accompanying Notice of Meeting. However, as to any such business, the person(s) designated as proxies will have discretionary authority to act in their best judgment.

FORM 10-K

A copy of the Company's Annual Report on Form 10-K is available without charge by writing to:


                                         Kevin P. McCue
                                         Dyna Group International, Inc.
                                         1801 W. 16th Street
                                         Broadview, Illinois 60153

                                         By Order of the Board of Directors

Broadview, Illinois                      /S/JEFFREY L. SMITH
June 6, 1995                             -----------------------------------
                                         Jeffrey L. Smith, Secretary

                         DYNA GROUP INTERNATIONAL, INC.
              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
             FOR ANNUAL MEETING JULY 13, 1995, BROADVIEW, ILLINOIS

The undersigned hereby appoints Roger R. Tuttle, William M. Sandstrom and Jeffrey L. Smith, and each or any of them, proxies for the undersigned, with full power of substitution, to represent and vote the shares of the undersigned at the Annual Meeting of stockholders of Dyna Group International, Inc., to be held at the Company's Executive Office, Broadview, Illinois on July 13, 1995, or any adjournments thereof, on the following matters:

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL (1)
(1) Election of Directors (Roger R. Tuttle, William M. Sandstrom and
Jeffrey L. Smith)
     Mark One: [ ] FOR all nominees listed above.
               [ ] FOR all nominees listed above except_____________________.
               [ ] WITHHOLD AUTHORITY to vote for all nominees listed above.

(2) In their discretion on such business as may properly come before the meeting.
           IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE
                        NOMINEES LISTED IN PROPOSAL (1).
                          (Please Sign on Other Side)

                   Date____________________________________

                   Please Sign_____________________________

                   ________________________________________


                   Number of Shares________________________

PLEASE DATE AND SIGN EXACTLY AS ON YOUR STOCK CERTIFICATE(S). JOINT ACCOUNTS MUST BE SIGNED WITH ALL NAMES. EXECUTORS, ADMINISTRATORS, TRUSTEES, ETC. SHOULD SO INDICATE.

                                  (Proxy Card)